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                                   EXHIBIT 22

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                          SUBSIDIARIES OF THE COMPANY

     The following subsidiaries of the Company were included in the November 30, 1997 consolidated financial statements:

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
                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                                                              ------------------------
        Arizona Corporations
        Kaufman and Broad of Arizona, Inc. ..................             100
        Kaufman and Broad Home Sales of Arizona, Inc. .......             100

        California Corporations
        Affordable Multi-Family, Inc. .......................             100
        Cable Associates, Inc. ..............................             100
        Custom Decor, Inc. ..................................             100
        First Northern Builders Servicing, Inc. .............             100
        Fullerton Affordable Housing, Inc. ..................             100
        KBASW Mortgage Acceptance Corporation................             100
        KBI/Mortgage Acceptance Corporation..................             100
        KBMH Property Management, Inc........................             100
        KBMH Capital, Inc....................................             100
        KBRAC IV Mortgage Acceptance Corporation.............             100
        K&B Multi-Housing Advisors, Inc. ....................             100
        KBMH Construction, Inc. .............................             100
        KBMH Construction of Nevada, Inc. ...................             100
        Kaufman and Broad Architecture, Inc..................             100
        Kaufman and Broad -- Central Valley, Inc. ...........             100
        Kaufman and Broad Coastal, Inc. .....................             100
        Kaufman and Broad Communities, Inc. .................             100
        Kaufman and Broad Development Group..................             100
        Kaufman and Broad Embarcadero, Inc. .................             100
        Kaufman and Broad Holdings, Inc. ....................             100
        Kaufman and Broad Home Sales, Inc. ..................             100
        Kaufman and Broad Insurance Agency, Inc. ............             100
        Kaufman and Broad International, Inc. ...............             100
        Kaufman and Broad Land Company.......................             100
        Kaufman and Broad Land Development Venture, Inc. ....             100
        Kaufman and Broad -- Monterey Bay, Inc...............             100
        Kaufman and Broad -- Moreno/Perris Valleys, Inc. ....             100
        Kaufman and Broad Multi-Family, Inc. ................             100
        Kaufman and Broad Multi-Housing Group, Inc...........             100
        Kaufman and Broad of Northern California, Inc. ......             100
        Kaufman and Broad North Stockton, Inc. ..............             100
        Kaufman and Broad Patterson, Inc. ...................             100
        Kaufman and Broad Properties.........................             100
        Kaufman and Broad of San Diego, Inc. ................             100
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
                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                                                              ------------------------
        Kaufman and Broad -- South Bay, Inc. ................             100
        Kaufman and Broad of Southern California, Inc. ......             100
        Kaufman and Broad of Utah, Inc.......................             100
        Kent Land Company....................................             100
        Kingsbay Escrow Company..............................             100
        Multi-Housing G.P. VI, Inc. .........................             100
        Multi-Housing G.P. VIII, Inc. .......................             100
        Multi-Housing G.P. X, Inc. ..........................             100
        Multi-Housing Investments, Inc. .....................             100
        Simi Affordable Housing, Inc. .......................             100

        Colorado Corporation
        Kaufman and Broad of Colorado, Inc. .................             100

        Delaware Corporations
        International Mortgage Acceptance Corporation........             100
        Kaufman and Broad Development Company................             100
        Kaufman and Broad Limited............................             100

        Illinois Corporations
        Kaufman and Broad of Illinois, Inc. .................             100
        Kaufman and Broad Mortgage Company...................             100

        Massachusetts Corporation
        Kaufman and Broad Homes, Inc. .......................             100

        Michigan Corporation
        Keywick, Inc. .......................................             100

        Minnesota Corporation
        Kaufman and Broad Custom Homes, Inc. ................             100

        Nevada Corporation
        Kaufman and Broad of Nevada, Inc. ...................             100

        New Mexico Corporations
        Kaufman and Broad of New Mexico, Inc. ...............             100

        New York Corporation
        Kaufman and Broad Homes of Long Island, Inc. ........             100

        Texas Corporations and Partnerships
        Kaufman and Broad of Texas, Ltd. ....................             100
        KBSA, Inc. ..........................................             100
        San Antonio Title Co. ...............................             100
        Satex Properties, Inc. ..............................             100
        Texas Homestead Mortgage Company.....................             100

        Canadian Corporations
        Margreen Investments, Inc. ..........................             100
        3238865 Canada Inc...................................             100
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
                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                                                              ------------------------
        French Corporations
        Kaufman and Broad Developpement S.A. ................              99.4
        Kaufman and Broad France S.A.........................             100
        Kaufman and Broad Maisons Individuelles S.A..........              99.94
        Kaufman and Broad Renovation S.A.....................              99.4
        Kaufman and Broad Residences S.A.R.L.................             100
        LMP Chancy S.A. .....................................             100
        S.A. Millet..........................................             100
        SMCI.................................................             100
        SNC Breguet..........................................             100
        SNC Bati Service.....................................             100
        SNC Kaufman and Broad Maisons Individuelles..........             100

        German Corporation
        Kaufman and Broad GmbH...............................             100

        Mexican Corporations
        Kaufman y Broad de Mexico............................             100
        Kaufman y Broad Asesoria Administrativa..............             100
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